UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report April 13, 2010
(Date of earliest event reported)

Commission File Number 0-16211

DENTSPLY International Inc.
 (Exact name of registrant as specified in its charter)

Delaware	39-1434669
(State of Incorporation)	(IRS Employer Identification No.)

221 West Philadelphia Street, York, Pennsylvania	17405-0872
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
(717) 845-7511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

   The following information is furnished pursuant to Item 8.01, "Other Events."

   As the Company has a proposal in its Proxy Statement for approval of its 2010 Equity Incentive Plan, the Company believes it would be useful to provide the following updated information on outstanding equity awards, as of March 31, 2010, under its prior Equity Incentive Plans.

   As of March 31, 2010, the Company had outstanding non-qualified stock options of 11,638,238.  The associated weighted-average exercise price and weighted-average remaining term of these options were $28.64 and 6.3 years, respectively.  In addition, the Company had outstanding unvested restricted stock units of 693,237 as of March 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY INTERNATIONAL INC (Company)

By:	/s/ Brian M. Addison
Brian M. Addison
Vice President, Secretary and General Counsel

Date: April 13, 2010